                                 EXHIBIT 99.1
                                 ------------

              Computational Materials filed on January 28, 2005.

                                                                   Exhibit 99.1



                                ZRAST05A2 - Al

Deutsdie Bank CMO Trading 212-250-2669
Balance   $106,893,600.00 Delay           0           Index          LIBOR 1MO | 12.5  WAC    6.117194132  WAM   357
Coupon    3.0000          Dated           01/25/2005  Mull / Margin  1.00 / .50        NET    5.793923     WALA  1
Settle    01/28/2005      First Payment   02/25/2005  Cap / Floor    9.50 / .50

----------------------------------------------------------------------------------------------------------------------------
         Price I    50 PPC, Call (Y) 1    75 PPC, Call(Y)1   100 PPC, Call(Y)1   125 PPC, Call(Y)1    150 PPC, Call(Y)1
     Disc Margin           Disc Margin         Disc Margin         Disc Margin         Disc Margin          Disc Margin
           99-24                    55                  56                  58                  60                   62
           99-25                    54                  56                  57                  59                  61I
           99-26                    53                  55                  56                  58                   59
           99-27                    53                  54                  55                  56                   58
           99-28                    52                  53                  54                  55                   56
           99-29                    52                  52                  53                  54                   55
           99-30                    51                  52                  52                  53                   53
           99-31                    51                  51                  51                  51                   52
          100-00                    50                  50                                      50                   50
          100-01                    49                  49              49 501                  49                   48
          100-02                    49                  48                  48                  47                   47
          100-03                    48                  48                  47                  46                   45
          100-04                    48                  47                  46                  45                   44
          100-05                    47                  46                  45                  44                   42
          100-06                    47                  45                  44                  42                   41
          100-07                    46                  44                  43                  41                   39
          100-08                    45                  44                  42                  40                   38
             WAL                  6.27                4.31                3.23                2.57                 2.13
  Payment Window         Feb05 - Aug20       Feb05 - Jan16       Feb05 - Apr13      Feb05 - July 1       Feb05 - May-10
       LIBOR 1M0                  2.50                2.50                2.50                2.50                 2.50
----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------
         Price I    175 PPC, Call(Y)1     200 PPC, Call (Y)
     Disc Margin          Disc Margin          Disc Margin
           99-24                   64                   66
           99-25                   63                   64
           99-26                   61                   62
           99-27                   59                   60
           99-28                   57                   58
           99-29                   55                   56
           99-30                   54                   54
           99-31                   52                   52
          100-00                   50                   50
          100-01                   48                   48
          100-02                   46                   46
          100-03                   45                   44
          100-04                   43                   42
          100-05                   41                   40
          100-06                   39                   38
          100-07                   37                   36
          100-08                   36                   34
             WAL                 1.82                 1.57
  Payment Window        Feb05 - Ju109        Feb05 - Nov08
       LIBOR 1M0                 2.50                 2.50
-----------------------------------------------------------


  Yield Curve Mat   3MO      6M0      2YR      3YR     5YR    10YR    30YR Yld

                    2.3448   2.6598   3.1842   3.3283  3.6456 4.1204  4.6004


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriters), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the 'Securities') in maNrg their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will charge. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriters) believe(s) to be reliable, the Underwrter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SCLICTATION OF AN OFFER TO BUY ANY SECURMES. The Underwriters) may hold long or short positions in or buy and sell Securities or related securities or perform for or so investment benklrg services from, any company mentioned herein. This information is fumished to you solely by Deutsche Bank Securities Inc, and not by the Issuer or any of its affiliates. Deutsche Bank Securities Inc. is acting as underwriter and not acting as agent for the Issuer or its affiliates in cennection with the proposed transaction.

                                ZRAST05A2 - A2


Deutsdie Bank CMO Trading 212-250-2669
Balance        $157,000,000.00 Delay          0            Index            LIBOR 1MO 12.5   WAC    6.117194132  WAM      357
Coupon         2.9500          Dated          01/25/2005   Mult / Margin    1.00 / .45       NET    5.793923     WALA     1
Settle         01/28/2005      First Payment  02/25/2005   Cap / Floor      9.00 / .45

-------------------------------------------------------------------------------------------------------------------------
Price
Payment
             6 CPR, Call (Y)   8 CPR, Call (Y)   10 CPR, Call (Y)   15 CPR, Call (Y)  20 CPR, Call(Y)   25 CPR, Call (Y)
                Disc Margin       Disc Margin         Disc Margin        Disc Margin     Disc Margin         Disc Margin
   99-24                 48                49                  49                 51              53                  54
   99-25                 48                48                  49                 50              52                  53
   99-26                 47                48                  48                 49              51                  52
   99-27                 47                47                  48                 49              50                  51
   99-28                 47                47                  47                 48              49                  50
   99-29                 46                46                  47                 47              48                  49
   99-30                 46                46                  46                 46              47                  47
   99-31                 45                45                  46                 46              46                  46
  100-00                 45                45                  45                 45              45                  45
  100-01                 45                45                  44                 44              44                  44
  100-02                 44                44                  44                 44              43                  43
  100-03                 44                44                  43                 43              42                  41
  100-04                 43                43                  43                 42              41                  40
  100-05                 43                43                  42                 41              40                  39
  100-06                 43                42                  42                411              39                  38
  100-07                 42                42                  41                 40              38                  37
  100-08                 42                41                  41                391              37                  36
     WAL              10.19              8.42                7.07               4.88            3.62                 2.84
  Window      Feb05 - Jan28     Feb05 - Apr25       Feb05 - Sep22      Feb05 - Octl7   Feb05 - Sep14        Feb05 - Sep12
LIBOR lMO              2.50              2.50                2.50               2.50            2.50                 2.50
-------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Price
Payment
             30 CPR, Call(Y)        40 CPR, Call(N)     45 CPR, Call (Y)     50 CPR, Call (Y)
                Disc Margin            Disc Margin           Disc Margin         Disc Margin
   99-24                56                      61                    63                  66
   99-25                55                      59                    61                  63
   99-26                54                      57                    59                  61
   99-27                52                      55                    57                  58
   99-28                51                      53                    54                  56
   99-29                49                      51                    52                  53
   99-30                48                      49                    50                  50
   99-31                46                      47                    47                  48
  100-00                45                      45                    45                  45
  100-01                44                      43                    43                  42
  100-02                42                      41                    40                  40
  100-03                41                      39                    38                  37
  100-04                39                      37                    36                  34
  100-05                38                      35                    34                  32
  100-06                36                      33                    31                  29
  100-07                35                      31                    29                  27
  100-08                34                      30                    27                  24
     WAL              2.31                    1.68                   1.41                1.22
  Window      Feb05 - Aprl1          Feb05 - Sepl1          Feb05 - Nov08       Feb05 - May08
LIBOR lMO             2.50                    2.50                   2.50                2.50
---------------------------------------------------------------------------------------------


Yield Curve Mat   3M0      6M0     2YR      3YR      5YR      l0YR     30YR Yld
                  2.3448   2.6598  3.1842   3.3283   3.6456   4.1204   4.6004

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwrter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the 'Securities') in maNrg their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will charge. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriters) believe(s) to be reliable, the Underwrter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICTATION OF AN OFFER TO BUY ANY SECURMES. The Underwrter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or so investment benklrg services from, any company mentioned herein. This information is fumished to you solely by Deutsche Bank Securities Inc, and not by the Issuer or any of its affiliates. Deutsche Bank Securities Inc. is acting as underwriter and not acting as agent for the Issuer or its affiliates in cennection with the proposed transaction.